                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)  APRIL 20, 2000
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SEMELE GROUP INC.
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(Exact name of registrant as specified in its charter)


DELAWARE                                 0-16886                 36-3465422
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(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)       Identification Number)


200 NYALA FARMS, WESTPORT, CONNECTICUT      06880
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(Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code  (203) 341-0555
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(Former name or former address, if changed since last report.)

                                SEMELE GROUP INC.
                                    FORM 8-K

                                                                     Page 2 of 3


ITEM 5.  OTHER EVENTS

This report on Form 8-K supplements the Registrant's report on Form 8-K filed on January 6, 2000 concerning the Registrant's December 22, 1999 investment in Equis II Corporation. As previously reported and pursuant to the terms of a Put and Call Agreement dated December 22, 1999 between the Registrant and the selling stockholders of Equis II Corporation, the Registrant had the right to purchase an incremental 15% interest in Equis II Corporation by issuing 510,000 shares of common stock to the selling stockholders of Equis II Corporation, subject to approval of the Registrant's shareholders. On March 6, 2000, the Registrant's shareholders approved the issuance of such shares of common stock. On April 20, 2000, the Registrant issued 510,000 shares of common stock to the selling Equis II stockholders as follows:


  ------------------------------------------------------- ---------------------------------------------
                                                          NUMBER OF SHARES OF THE REGISTRANT'S COMMON
               SELLING EQUIS II STOCKHOLDER                               STOCK RECEIVED
  ------------------------------------------------------- ---------------------------------------------
  ------------------------------------------------------- ---------------------------------------------
  Gary D. Engle, Chairman & CEO of the Registrant                                              287,300
  ------------------------------------------------------- ---------------------------------------------
  James A. Coyne, President & COO of the Registrant                                            171,700
  ------------------------------------------------------- ---------------------------------------------
  Wayne E. Engle, Trustee, Staci Albury Trust
    u/i/t dated July 21, 1998 (1)                                                               12,750
  ------------------------------------------------------- ---------------------------------------------
  Wayne E. Engle, Trustee, Kristen Engle Trust
    u/i/t dated July 21, 1998 (1)                                                               12,750
  ------------------------------------------------------- ---------------------------------------------
  Wayne E. Engle, Trustee, Sydney Peyton Engle Trust
  u/i/t dated July 21, 1998 (1)                                                                 12,750
  ------------------------------------------------------- ---------------------------------------------
  Wayne E. Engle, Trustee, Zoe P. Engle Trust
    u/i/t dated July 21, 1998 (1)                                                               12,750
  ------------------------------------------------------- ---------------------------------------------
                                                   Total                                       510,000
  ------------------------------------------------------- ---------------------------------------------

(1) Each a trust for the benefit of one of Mr. Engle's children.

The closing price of the Registrant's stock on the Nasdaq SmallCap Market on April 20, 2000 was $4.625 per share. Therefore, the total market value of the 510,000 shares common stock issued to the selling Equis II stockholders, as measured by the Nasdaq closing price on April 20, 2000, was $2,358,750, representing approximately 3.6% of the Registrant's total assets.

                                SEMELE GROUP INC.
                                    FORM 8-K

                                                                     Page 3 of 3


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Put and Call Agreement dated December 22, 1999 between Gary D. Engle, James A. Coyne, four trusts for the benefit of Mr. Engle's children and the Registrant, filed as Exhibit 10.22 with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, is incorporated herein by reference.


                    ----------------------------------------


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


Semele Group Inc.


By: /s/ James A. Coyne                                    Date:  May 3, 2000
    --------------------------------                             -----------
    James A. Coyne
    President & COO